SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 1997

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File Number 0-9439

                TEXAS                                     74-2157138
(State or other Jurisdiction                           (I.R.S. Employer
of incorporation or organization)                     Identification No.)


1200 SAN BERNARDO, LAREDO, TEXAS                           78040-1359
(Address of principal executive offices)                   (ZIP Code)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611

                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On December 29, 1997, International Bancshares Corporation ("IBC") issued a news release announcing that negotiations with Pacific USA Holdings Corp. over the proposed purchase of a portion of the assets of Pacific Southwest Bank have been terminated on terms acceptable to both parties. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated
                 December 29, 1997.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNATIONAL BANCSHARES CORPORATION
                                                    (Registrant)

                                         By: /s/ DENNIS E. NIXON
                                         DENNIS E. NIXON, President,
                                         and Chief Executive Officer

Date:  December 30, 1997

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
                                  EXHIBIT INDEX


EXHIBIT                                             PAGE
NUMBER                    DESCRIPTION               NUMBER
------                    -----------               ------
  99              News Release of International        5
                  Bancshares Corporation dated
                  December 29, 1997

                                  4